EXHIBIT B

                                 Addendum #1 to
                              Acquisition Agreement









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                                 ADDENDUM #1 TO
                              ACQUISITION AGREEMENT


         THIS ADDENDUM #1 TO ACQUISITION AGREEMENT is made effective this 10th day of May, 1999, by, between and among Genesis Capital Corporation of Nevada, a Nevada corporation ("Genesis"); Motor Sports on Dirt, Inc., a Texas Corporation ("Motor"); and the persons listed on Exhibit "A" attached hereto and made a part hereof, being all of Motor's stockholders as of the date of this Agreement (the "Sellers").

         WHEREAS, the parties to the original Acquisition Agreement dated April 6, 1999 (the "Acquisition Agreement," attached as Exhibit B to this Addendum and incorporated herein by this reference) mutually desire to amend and modify their previous agreement according to the terms of this addendum;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend and modify their previous agreement as follows:

A. Paragraph VII(B) of the Acquisition Agreement is hereby amended to add a new subparagraph 5, which reads as follows:

         "5. Genesis' obligation to pay the Purchase Price of Eleven Million Seven Hundred Ninety Thousand (11,790,000) shares of Genesis' Common Stock shall not arise, and shall not be paid, until all of the following conditions precedent occur:

               (i) Genesis has received $100,000 in cash from Erie Holdings for the purchase of One Million (1,000,000) shares of Genesis' common stock issued under Rule 504 of Regulation D, and Genesis has paid that cash toward reducing the $300,000 liability which Genesis owes for consulting and merger/acquisition services (such payment is further referenced in Paragraph IV(F) of the original Agreement, and Paragraph IV(F) is hereby modified according to this Paragraph VII(B)(5)(i));

               (ii) Motor pays the remaining  $200,000  liability  which Genesis owes for consulting and merger/acquisition services (i.e., that portion of the liability left after the payment described in VII(B)(5)(i) above);


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               (iii)Motor pays the  $250,000  liability  which  Genesis owes for the repurchase of 600,000 shares of Genesis' preferred stock; and

               (iv) Motor  provides  to Genesis an  opinion  letter  from a duly licensed attorney (whose practice is limited primarily to securities law) that clearly concludes Erie Holdings, Ltd. is not an "affiliate" of Motor, Genesis, or any other party to this agreement, as that term is used under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, as well as the rules and regulations promulgated thereunder.

               (v) Motor provides to Genesis an opinion letter from a duly licensed attorney (whose practice is limited primarily to securities law) that clearly concludes that the 1,000,000 shares of Genesis stock issued to Erie Holdings, Ltd. are exempt from registration under Rule 504 of Regulation D, and that Genesis does not have a duty to place a restrictive legend on such stock."

         All remaining provisions of the Acquisition Agreement shall remain in full force and effect as modified by this Addendum #1.

         IN WITNESS WHEREOF, the parties have hereto placed their signatures.

GENESIS CAPITAL CORPORATION                 SELLERS:
OF NEVADA



By:      /s/ Reginald Davis             /s/ Sally J. Rogers
         ---------------------         -----------------------------------
         Name:  Reginald Davis         First Walker Family Trust, Shareholder,
         Title:   President            Sally J. Rogers, Trustee


MOTOR SPORTS ON DIRT, INC.


By:      /s/ Donald Walker              /s/ Arnon O'Brian
         ---------------------         -----------------------------------
         Name:  Donald Walker           Arnon O'Brien
         Title:   President





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                                   APPENDIX A
                           ALL OF MOTOR'S SHAREHOLDERS



                                     # OF SHARES OF             # OF SHARES
SHAREHOLDER NAME                         MOTOR                   OF GENESIS
________________________________________________________________________________
First Walker Family Trust,
Sally J. Rogers, Trustee                  500                    5,395,000
--------------------------------------------------------------------------------
Arnon O'Brien                             500                    5,395,000
________________________________________________________________________________




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                                   APPENDIX B
                         ORIGINAL ACQUISITION AGREEMENT



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